AMENDED & RESTATED SECOND
                          RANGER AEROSPACE CORPORATION
                            EXECUTIVE STOCK AGREEMENT
                            -------------------------

     THIS  AMENDMENT  (this  "Amendment")  to  the  Second  Ranger  Aerospace
                              ---------
Corporation Executive Stock Agreement by and between Ranger Aerospace Corporation, a Delaware corporation and Stephen D. Townes ("Executive") is made
                                                             ---------
as  of  August  31,  2000.

     WHEREAS, the parties hereto desire to amend certain provisions of the Second Ranger Aerospace Corporation Executive Stock Agreement, dated as of March 7, 2000 (the "Second Executive Stock Agreement") between the parties hereto.
                 ---------------------------------

     NOW, THEREFORE, the parties to this Amendment hereby agree that the Second Executive Stock Agreement is amended and restated to read in its entirety as follows:

     THIS  EXECUTIVE SECURITIES AGREEMENT (this "Agreement") is made as of March
                                                 ---------
7, 2000, between Ranger Aerospace Corporation, a Delaware corporation (the "Company"), and Stephen D. Townes ("Executive").
     ---                                 ---------

     The Company and Executive desire to enter into an agreement pursuant to which Executive shall purchase, and the Company shall sell to Executive, (i) 800 shares of the Company's Class B Non-Voting Common Stock, par value $0.01 per share (the "Common Stock"), at a price of $100 per share, and (ii) 120 shares of
            ------------
the Company's Redeemable Preferred Stock, par value $.01 per share (the "Preferred Stock) at a price of $1,000 per share. The shares of Common Stock
        ---------
and Preferred Stock purchased by Executive hereunder are referred to collectively in this Agreement as the "Shares" or the "Executive Stock."
                                             ------            ---------------
Certain  definitions  are  set  forth  in  paragraph  6  of  this  Agreement.

     The  parties  hereto  agree  as  follows:

27     Purchase  and  Sale  of  Executive  Stock.
       -----------------------------------------

     (1) Upon execution of this Agreement, Executive shall purchase, and the Company shall sell to Executive, 800 shares of Common Stock and 120 shares of Preferred Stock for an aggregate purchase price of $200,000. The Company shall deliver to Executive certifi-cates repre-senting the Shares, and Executive shall deliver to the Company a promissory note in the form of ANNEX A attached hereto in an aggregate principal amount of $200,000 (the "Executive Note"). Executive's
                                                   --------------
obligation under the Executive Note shall be secured by a pledge of the 800 shares of Class B Common Stock and the 120 shares of Preferred Stock purchased by Executive hereunder and in connection therewith, Executive shall enter into a pledge agreement in the form of ANNEX B attached hereto.

     (2) In connection with the purchase and sale of the Shares hereunder, Executive represents and warrants to the Company that:

     (1) Execu-tive Stock to be acquired by Executive pursuant to this Agreement shall be acquired for Executive's own account and not with a view to, or intention of, distribu-tion thereof in violation of the Securities Act, or any applicable state securities laws, and Executive shall not dispose of any shares of Executive Stock in contravention of the Securities Act or any applicable state securities laws.

     (2) Executive is an employee of the Company or one of its subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of an investment in Executive Stock.

     (3) Executive is able to bear the economic risk of his or her investment in Executive Stock for an indefinite period of time. Executive understands that shares of Executive Stock have not been registered under the Securities Act and, therefore, cannot be sold unless subsequent-ly registered under the Securities Act or an exemption from such registration is available.

     (4) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Stock and has had full access to (A) such other information concerning the Company and the offering of Executive Stock hereunder as he or she has requested and (B) such other information which Executive deemed necessary and desirable to make an informed investment decision regarding the purchase of Executive Stock hereunder.

     (5) This Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Executive does not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

     (3) As an inducement to the Company to issue Executive Stock to Executive hereunder, and as a condition thereto, Executive acknowledges and agrees that:

     (1) neither the issuance of Executive Stock to Executive hereunder nor any provision contained herein shall entitle Executive to remain in the employment of the Company or its subsidiaries or affect the right of the Company or its subsidiaries to terminate Executive's employment at any time; and

     (2) neither the Company nor its subsidiaries shall have any duty or obligation to disclose to Executive, and Executive shall have no right to be advised of, any information regarding the Company or its subsidiaries at any time prior to, upon or in connection with the repurchase of Executive Stock upon the termination of Executive's employment with the Company or its subsidiaries or as otherwise provided hereunder.

     (4) The Company and Executive acknowledge and agree that this Agreement has been executed and delivered, and Executive Stock has been issued hereunder, in connection with and as a part of the compensation and incentive arrangements between the Company and Executive.

     (5) As an inducement to Executive to purchase Executive Stock hereunder, and as a condition thereto, the Company hereby represents and warrants that (i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, it has full corporate power and authority to execute, deliver and perform this Agreement (including for purposes of this paragraph 1(e) the Executive Note attached hereto as ANNEX A and the pledge agreement in the form attached hereto as ANNEX B) and to consummate the transactions contemplated hereby, and the execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action;
(ii) this Agreement has been duly and validly executed and delivered by the Company and constitutes a legal and binding obligation of the Company, enforceable against the Company in accordance with its terms; (iii) the Executive Stock has been duly authorized and validly issued, and that upon satisfaction of Executive's obligation to pay the principal of and interest on the Note, the Executive Stock will be fully-paid and non-assessable; and, (iv) the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will not violate any provision of law, statute, rule or regulation to which the Company is subject, violate any order, judgment or decree applicable to the Company or conflict with or result in a breach or default under any term or condition of the Company's certificate of incorporation or bylaws or any material agreement or instrument to which the Company is a party or by which it is bound.

28     Restrictions  on  Transfer of Executive Stock.  Executive shall not sell,
       ---------------------------------------------
pledge or otherwise transfer any interest in any Executive Stock except pursuant to: (i) a Public Sale, (ii) the provisions of paragraph 4 hereof, (iii) paragraphs 3 or 4 of the Security Holders Agreement dated April 1, 1998 as amended by and among the parties hereto and other parties, or (iv) upon the death of Executive pursuant to his or her will or the laws of descent and distribution.

29     Additional  Restrictions  on  Transfer.
       --------------------------------------

     (6) The certificates representing shares of Executive Stock shall bear the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON MARCH 7, 2000, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN
      ---
THE ABSENCE OF AN EFFECTIVE REGIS-TRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS OR AN EXEMP-TION FROM REGISTRATION THEREUN-DER. THE
SECURITIES  REPRESENTED  BY  THIS  CERTIFICATE  ARE  ALSO  SUBJECT TO ADDITIONAL
RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EXECUTIVE STOCK AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF SECURITIES REPRESENTED BY THIS CERTIFICATE DATED AS OF MARCH 7, 2000, AS AMENDED AND MODIFIED FROM TIME TO TIME. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

     (7)     Holdback.  In  connection with any Public Sale, Executive agrees to
             --------
comply with the terms of any underwriting agreement (or other related agreement) that is approved by the Board and entered into by the holders of a majority of shares in the Company.

30     Sale  of  the  Company.
       ----------------------

     (8)     Consent  to Sale of the Company.  If the Board and the holders of a
             -------------------------------
majority of the Company's Common Stock then out-standing approve a Sale of the Company (the "Approved Sale"), Executive shall consent to and raise no
                --------------
objections against the Approved Sale of the Company. If the Approved Sale is structured as a sale of stock, Executive shall agree to sell all Executive Stock on the terms and conditions approved by the Board and the holders of a majority of the Common Stock then outstanding. If the Approved Sale is structured as a merger, Executive shall approve the merger and agree to waive all dissenters, approval or similar rights he or she may have in connection therewith. Executive shall take all necessary and desirable actions in connection with the consummation of any Approved Sale as reasonably requested by the Board or holders of a majority of the Company's Common Stock then outstanding.

     (9)     Conditions  to  Obligation.  The  obligations  of  Executive  with
             --------------------------
respect to the Approved Sale are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, Executive shall receive the same form of consideration and the same portion of the aggregate consideration that Executive would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company's Certificate of Incorporation as in effect immediately prior to the consummation of the Approved Sale; (ii) if any other holder of capital stock of the Company is given an option as to the form and amount of consideration to be received, Executive shall be given the same option.

     (10)     Purchaser  Representative.  If  the  Company or the holders of the
              -------------------------
Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (in-cluding a merger, consolidation or other reorganization), Executive shall, at the request of the Company, appoint a purchaser repre-sentative (as such term is defined in Rule 501) reasonably acceptable to the Company. If Executive appoints the purchaser repre-sentative designated by the Company, the Company shall pay the fees of such purchaser representative, but if Executive declines to appoint the purchaser representative designated by the Company Executive shall appoint another purchaser representative (reasonably acceptable to the Company), and shall be responsible for the fees of the purchaser representative so appointed.

     (11)     Termination  of  Restrictions.  The provisions of this paragraph 4
              -----------------------------
shall terminate with respect to any shares of Executive Stock when such shares have be sold in a Public Sale.

31     Rule  701  Under  the  Securities  Act.  Executive and the Company hereby
       --------------------------------------
acknowledge and agree that the purchase and sale of securities contemplated hereunder is part of the compensation arrangements between Executive and the Company and its subsidiaries, and that this Agreement is a written contract relating to the compensation of Executive. The securities purchased by Executive hereunder are being issued in reliance on the exemption from registration provided in Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act. Executive hereby covenants and agrees that he will sell the securities purchased hereunder only pursuant to registration under the Securities Act, or pursuant to an exemption from registration available thereunder.

32     Definitions.
       -----------

     "Board"  shall  mean  the  Board  of  Directors  of  the  Company.
      -----

     "Common  Stock"  shall  mean the Company's Class B Non-Voting Common Stock,
      -------------
par value $.01 per share, or, in the event that the outstanding Common Stock is hereafter changed into or exchanged for different stock or securities of the Company, such other stock or securi-ties.

     "Company"  shall mean Ranger Aerospace Corporation, a Delaware corporation.
      -------

     "Executive  Stock" shall continue to be Executive Stock in the hands of any
      ----------------
holder  other  than  Executive  (except  for  the  Company  and  the Significant
Stockholders and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Executive Stock shall succeed to all rights and obliga-tions attributable to Executive as a holder of Executive Stock hereunder. Executive Stock shall also include shares of the Company's capital stock issued with respect to Executive Stock by way of a stock split, stock dividend or other recapitalization.

     "Public  Sale"  means  any sale to the public pursuant to an offering under
      ------------
the Securities Act or to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.

     "Sale of the Company" means a merger or consolidation effecting a change in
      -------------------
control of the Company, a sale of all or substantially all of the Company's assets or a sale of a majority of the Company's outstanding voting securities.

     "Securities  Act" means the Securities Act of 1933, as amended from time to
      ---------------
time,  and  any  successor  statute.

     "Transfer"  means to sell, transfer, assign, pledge or otherwise dispose of
      --------
(whether with or without consideration and whether voluntarily or involuntarily or by operation of law).


33     Notices.  All  notices,  demands  or  other communications to be given or
       -------
delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally, mailed by certified or registered mail (return receipt requested and postage prepaid), or sent by facsimile (with facsimile transmission information and hard copy to follow by regular mail) to the recipient. Such notices, demands and other communications shall be sent to you and to the Company at the addresses indicated below:

     (12)     If  to  Executive:
              -----------------

Stephen  D.  Townes
     318  Scarborough  Drive
Greer,  SC  29650
Telephone:   (864)  848-2760
Facsimile:     (864)  848-2759

     With  a  copy  to:

     Eric  K.  Graben,  Esq.
Wyche,  Burgess,  Freeman  &  Parham,  P.A.
44  East  Camperdown  Way  (29601)
Post  Office  Box  728
Greenville,  South  Carolina  29602-0728
Telephone:     (864)  242-8290
Facsimile:     (864)  235-8900

     (13)     If  to  the  Company:
              --------------------

     Ranger  Aerospace  Corporation
1815  Griffin  Road,  Suite  300
Fort  Lauderdale  International  Airport
Fort  Lauderdale,  Florida  33004-2252
Attention:  President

     With  a  copy  to:

     CIBC  Wood  Gundy  Ventures.  Inc.
425  Lexington  Avenue,  3rd  Floor
New  York,  NY  10017
Telephone:     (212)  885-4400
Facsimile:     (212)  885-4493
Attention:     Jay  Levine
or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

34     General  Provisions.
       -------------------

     (14)     Transfers  in  Violation  of Agreement.  Any Transfer or attempted
              --------------------------------------
Transfer of any Executive Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Stock as the owner of such stock for any purpose.

     (15)     Severability.  Whenever possible, each provision of this Agreement
              ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (16)     Entire  Agreement.  This  Agreement  constitutes  the  entire
              -----------------
understanding between Executive and the Company, and supersedes all other agreements, whether written or oral, with respect to the acquisition by Executive of Executive Stock of the Company.

     (17)     Counterparts. This Agreement may be executed simultaneously in two
              ------------
or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

     (18)     Successors  and  Assigns.  Except  as otherwise expressly provided
              ------------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

     (19)     Governing  Law.  The  corporate  law  of Delaware shall govern all
              --------------
questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of Delaware.

     (20)     Remedies.  The  parties  hereto shall be entitled to enforce their
              --------
rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto acknowledge and agree that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto may, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

     (21)     Amendment  and  Waiver.  Except  as otherwise provided herein, any
              ----------------------
provision of this Agreement may be amended or waived only with the prior written consent of Executive and the Company.

     (22)     Business  Days.  If  any  time  period for giving notice or taking
              --------------
action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

     (23)     Descriptive  Headings.  The descriptive headings of this Agreement
              ---------------------
are inserted for convenience only and do not constitute a part of this Agreement.

     *     *     *     *

IN WITNESS WHEREOF, the parties hereto have executed this Amended & Restated Second Executive Stock Agreement on the date first written above.


     RANGER  AEROSPACE  CORPORATION,


     By:______________________________

Its:  ______________________________



     EXECUTIVE

     _________________________________
Stephen  D.  Townes


Agreed  and  Accepted:

JOHN  HANCOCK  MUTUAL  LIFE
INSURANCE  COMPANY

By:  __________________________
Name:  ________________________
Title:  _________________________


CIBC  WOOD  GUNDY  VENTURES,  INC.

By:  __________________________
Name:  ________________________
Title:  _________________________

                                     ANNEX A

                                 PROMISSORY NOTE

$200,000     March  7,  2000


     For  value  received, Stephen D. Townes ("Promisor") promises to pay to the
                                               --------
order  of  Ranger Aerospace Corporation, a Delaware corporation (the "Company"),
                                                                      -------
the aggregate principal sum of $200,000.00. This Note was issued pursuant to and is subject to the terms of the Amended and Restated Second Executive Stock Agreement, dated as of the date hereof, between the Company and Promisor (the "Second Executive Stock Agreement"). Unless otherwise indicated herein,
  ----------------------------------
capitalized  terms  used  in  this Note have the meaning set forth in the Second
  -----
Executive  Stock  Agreement.
  -

     Interest shall accrue on a daily basis on the outstanding principal amount of this Note at a rate equal to the lesser of (i) 9.5% per annum, compounded annually, computed on the basis of a 360 day year and the actual number of days elapsed or (ii) the highest rate permitted by applicable law, and shall be payable at such time as the principal of this Note becomes due and payable.

     Payments of principal and of accrued and unpaid interest under this Note shall be due or payable on the earlier of (i) April 1, 2008 or (ii) the date of Executive's Termination with Cause, except as otherwise provided herein or in the Second Executive Stock Agreement of even date herewith.

     Payments of principal of, and accrued and unpaid interest under, this Note shall be due and payable upon Executive's receipt of proceeds from the transfer of any Executive Stock (other than a transfer to a Permitted Transferee, as defined in, and in accordance with, the Securityholders Agreement) in the full amount of such proceeds or such lesser amount as is necessary to pay the full amount of outstanding principal of and accrued interest under this Note and for Promisor to otherwise fully and finally discharge its obligations under this Note. Promisor may, at his option, pay all or any portion of the principal of, and accrued and unpaid interest under, this Note at any time prior to the maturity hereof without penalty or premium. Promisor may, at his option, pay all or any portion of amounts due under this Note by surrendering to the Company shares of Executive Stock having a Fair Market Value equal to the amount of such payment. Any payment hereunder shall be applied first to pay accrued and unpaid interest under this Note and second to reduce the outstanding principal amount of this Note.

     The amounts due under this Note are secured by a pledge of the Pledged Shares (as such term is defined in the Second Pledge Agreement, dated as of the date hereof, between Promisor and the Company). Any cash dividends declared and paid with respect to the Pledged Shares shall be payable directly to the Company and shall be applied to reduce the outstanding principal amount (and any interest thereon) of this Note, and any cash dividends paid to Promisor with respect to the Pledged Shares will be promptly remitted to the Company and shall be applied to reduce the outstanding principal amount (and any interest thereon) of this Note.

     Notwithstanding anything to the contrary contained herein or in the Second Executive Stock Agreement, it is expressly agreed that the Company or any subsequent holder of this Note shall look only to the Pledged Shares with respect to aggregate Defaults in excess of the sum of (i) 25% of the original principal amount of this Note and (ii) 25% of all interest (both paid and unpaid) accrued on the Note, it being understood that, with respect to such amounts, this Note shall be without recourse to Promisor with respect to aggregate Defaults exceeding such amount.

     In the event Promisor fails to pay any amounts due hereunder when due, Promisor shall pay to the holder hereof, in addition to such amounts due, all costs of collection, including reasonable attorneys fees.

     Promisor, or his successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of Promisor hereunder.

     Any failure by the Company to exercise any right hereunder shall not be construed as a waiver of its right to exercise the same or any other right hereunder at any other time.

     This Note and all rights hereunder shall be governed by the initial laws, and not the laws of conflict, of the State of Florida.


     RANGER  AEROSPACE  CORPORATION,
     a  Delaware  Corporation


           By:______________________________

           Its:______________________________



           _____________________________
          Stephen  D.  Townes
     ------------------------

                                     ANNEX B

                                     SECOND
                          RANGER AEROSPACE CORPORATION
                        EXECUTIVE STOCK PLEDGE AGREEMENT
                        --------- ----- ------ ---------


     THIS PLEDGE AGREEMENT is made to be effective as of March 7, 2000, between Stephen D. Townes ("Pledgor"), and Ranger Aerospace Corporation, a Delaware
                       -------
Corporation  (the  "Company").
                    -------

     The Company and Pledgor are parties to an Amended & Restated Second Executive Stock Agreement of even date herewith, pursuant to which Pledgor purchased (i) 800 shares of the Company's Class B Common Stock, $.01 par value per share and (ii) 120 Shares of the Company's Redeemable Preferred Stock, par value $.01 per share (collectively, the "Pledged Shares"), for an aggregate
                                              --------------
purchase  price  of  $200,000.  The  Company has allowed Pledgor to purchase the
Pledged  Shares  by  delivery  to  the  Company  of  a  Note (the "Note") in the
                                                                   ----
aggregate principal amount of $200,000. This Pledge Agreement provides the terms and conditions upon which the Note is secured by a pledge to the Company of the Pledged Shares.

     NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Company to accept the Note as payment for the Pledged Shares, Pledgor and the Company hereby agree as follows:

     1.     Pledge.  Pledgor  hereby  pledges  to the Company, and grants to the
            ------
Company a security interest in, the Pledged Shares as security for the prompt and complete payment when due of the unpaid principal of and interest on the Note and full payment and performance of the obligations and liabilities of Pledgor hereunder.

     2.     Delivery  of  Pledged  Shares.  Upon  the  execution  of this Pledge
            --------  --  -------  ------
Agreement Pledgor shall deliver to the Company the certificate(s) representing the Pledged Shares, together with duly executed forms of assignment sufficient to transfer title thereto to the Company.

     3.     Voting  Rights;  Cash  Dividends.  Notwithstanding  anything  to the
            ------  ------   ----  ---------
contrary contained herein, during the term of this Pledge Agreement until such time as there exists a default in the payment of principal or interest on the Note or any other default under the Note or hereunder, Pledgor shall be entitled to all voting rights with respect to the Pledged Shares. Upon the occurrence of and during the continuance of any such default, Pledgor shall no longer be able to vote the Pledged Shares. Any cash dividends declared and paid with respect to the Pledged Shares shall be payable directly to the Company and shall be applied to reduce the outstanding principal amount (and any interest thereon) of the Note, and any cash dividends paid to Promisor with respect to the Pledged Shares will be promptly remitted to the Company and shall be applied to reduce the outstanding principal amount (and any interest thereon) of the Note.

     4.     Stock  Dividends;  Distributions,  etc.  If,  while  this  Pledge
            -----  ---------   -------------   ---
Agreement is in effect, Pledgor becomes entitled to receive or receives any securities or other property in addition to, in substitution of, or in exchange for any of the Pledged Shares (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise), Pledgor shall accept such securities or other property on behalf of and for the benefit of the Company as additional security to the Company together with duly executed forms of assignment, and such additional security shall be deemed to be part of the Pledged Shares hereunder.

     5.     Default.  If  Pledgor  defaults  in  the payment of the principal or
            -------
interest under the Note when it becomes due (whether upon demand, acceleration or otherwise) or any other event of default under the Note or this Pledge Agreement occurs (including the bankruptcy or insolvency of Pledgor), the Company may exercise any and all the rights, powers and remedies of any owner of the Pledged Shares (including the right to vote the shares and receive dividends and distributions with respect to such shares) and shall have and may exercise without demand any and all the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of the State of Florida or otherwise available to the Company under applicable law. Without limiting the foregoing, the Company is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Pledged Shares at any private sale or public auction, on not less than ten days written notice to Pledgor, at such price or prices and upon such terms as the Company may deem advisable. Pledgor shall have no right to redeem the Pledged Shares after any such sale or assignment. At any such sale or auction, the Company may bid for, and become the purchaser of, the whole or any part of the Pledged Shares offered for sale. In case of any such sale, after deducting the costs, attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Note; provided that after payment in full of the indebtedness evidenced by the Note, the balance of the proceeds of sale then remaining shall be paid to Pledgor and Pledgor shall be entitled to the return of any of the Pledged Shares remaining in the hands of the Company. Pledgor shall be liable for an amount not to exceed 25% of the outstanding principal and accrued interest on the Note for any deficiency if the remaining proceeds are insufficient to pay the indebtedness under the Note in full, including the fees of any attorneys employed by the Company to collect such deficiency.

     6.     Costs  and  Attorneys'  Fees.  All  costs  and  expenses  (including
            -----  ---  ----------  ----
reasonable attorneys' fees) incurred in exercising any right, power or remedy conferred by this Pledge Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by Pledgor or repaid from the proceeds of the sale of the Pledged Shares hereunder.

     7.     Payment of Indebtedness and Release of Pledged Shares.  Upon payment
            ------- -- ------------ --- ------- -- ------- ------
in full of the indebtedness evidenced by the Note, the Company shall surrender the Pledged Shares to Pledgor together with all forms of assignment.

     8.     No  Other  Liens;  No Sales or Transfers.  Pledgor hereby represents
            --  -----  -----   -- ----- -- ---------
and warrants that he has good and valid title to all of the Pledge Shares, free and clear of all liens, security interests and other encumbrances, and Pledgor hereby covenants that, until such time as all of the outstanding principal of and interest on the Note has been repaid, Pledgor shall not (i) create, incur, assume or suffer to exist any pledge, security interest, encumbrance, lien or charge of any kind against the Pledged Shares or Pledgor's rights or a holder thereof, other than pursuant to this Agreement and the Securityholders Agreement of even date, or (ii) sell or otherwise transfer any Pledged Shares or any interest therein unless all of the proceeds associated with such sale or transfer are applied against the accrued and unpaid interest on and principal of the Note at the time of such sale or transfer.

     9.     Further  Assurances.  Pledgor  agrees that at any time and from time
            -------  ----------
to time upon the written request of the Company, Pledgor shall execute and deliver such further documents (including UCC financing statements) and do such further acts and things as the Company may reasonably request in order to effect the purposes of this Pledge Agreement.

     10.     Severability.  Any  provision  of  this  Pledge  Agreement which is
             ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     11.     No  Waiver; Cumulative Remedies.  The Company shall not by any act,
             --  ------  ---------- --------
delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Company, and then only to the extent therein set forth. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Company, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

     12.     Waivers,  Amendments;  Applicable  Law.  None  of  the  terms  or
             -------   ----------   ----------  ---
provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties hereto. This Agreement and all obligations of the Pledgor hereunder shall together with the rights and remedies of the Company hereunder, inure to the benefit of the Company and its successors and assigns. This Pledge Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Florida.

     *       *       *       *

     IN WITNESS WHEREOF, this Second Executive Stock Pledge Agreement has been executed as of the date first above written.


          RANGER  AEROSPACE  CORPORATION

          By:   ______________________________

     Its:   ______________________________


     ___________________________________
Stephen  D.  Townes

                               AMENDMENT NO. 1 TO
                          RANGER AEROSPACE CORPORATION
                       NONQUALIFIED STOCK OPTION AGREEMENT
                       -----------------------------------

                                 August 31, 2000

Stephen  D.  Townes
318  Scarborough  Dr.
Greenville,  SC  29650

Re:     Ranger  Aerospace  Corporation  (the  "Company")
                                               -------
Amendment  of  Nonqualified  Stock  Option  granted  on  March  7,  2000
------------------------------------------------------------------------

Dear  Stephen:

     The Company is pleased to advise you that its Board of Directors has amended your stock option dated March 7, 2000 (the "Option"), as provided below.
                                                    ------

     1. The definition of "Good Reason" set forth in Section 1 of your Option is hereby deleted and replaced in its entirety with the following definition:

     "Good Reason" shall mean any of the following: (a) the Company reduces your
      -----------
base salary; (b) the Company assigns to you any duties inconsistent with your duties or responsibilities as President and Chief Executive Officer of the Company or changes your reporting responsibilities or title; (c) the Company or any of its affiliates breaches any of the terms of this agreement or any other agreement between the Company or any of its affiliates and you which breach is not cured within fifteen (15) days of receipt by the Company of written notice from you of such breach; (d) you are required by the Company to permanently relocated your primary residence for purposes of your Employment with Aircraft Service International Group, Inc. and in connection therewith you decide to move your family to such residence; or (e) you elect to terminate your Employment with Aircraft Service International Group, Inc. in connection with the occurrence of a Change-in-Control as defined in that certain Amendment No.1 to the Amended & Restated Aircraft Service International Group, Inc. Employment Agreement of even date herewith by and between Aircraft Service International Group, Inc. and you.

     2. Except as explicitly amended hereby, your Option shall remain in full force and effect and unamended.

     3. This amendment to your Option shall be controlled, construed and governed under the laws of the State of Delaware regardless of the fact that one or more parties is now, or may become, residents of another state, and without regard to any conflict of laws.

     4. If any paragraph, clause or provision of this amendment to your Option is or becomes illegal, invalid or unenforceable because of present or future laws, rules or regulations of any governmental body, or become unenforceable for any reason, the intention of the Company and you is that the remaining parts of this amendment to your Option shall not be thereby affected.

     5. This amendment to your Option may be executed in one or more counterparts, each of which shall constitute an original but all of which together shall constitute one and the same instrument.

     Please execute the extra copy of this agreement to your Option in the space below and return it to the Company's Secretary at its executive offices to confirm your understanding and acceptance of the agreements contained in this amendment to your Option.

     Very  truly  yours,

     Ranger  Aerospace  Corporation


     By:  ___________________________
       George  Schwartz,  Chairman

The undersigned hereby acknowledges having read this amendment to his Plan and hereby agrees to be bound by all provisions set forth herein.


Dated  as  of                         OPTIONEE

August  31,  2000
     ___________________________________
Stephen  D.  Townes




Agreed  and  Accepted:

JOHN  HANCOCK  MUTUAL  LIFE
INSURANCE  COMPANY

By:  __________________________
Name:  ________________________
Title:  _________________________

CIBC  WOOD  GUNDY  VENTURES,  INC.

By:  __________________________
Name:  ________________________
Title:  _________________________